UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

INVITAE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street,
San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On October 5, 2020, Invitae Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report the completion of its previously announced acquisition of ArcherDX, Inc. a Delaware corporation (“ArcherDX”). At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such Original Form 8-K was required to be filed. On November 23, 2020, the Company filed Amendment No. 1 to the Original Form 8-K in order to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K (the “November 8-K/A”).

This Amendment No. 2 to Current Report on Form 8-K/A further amends and supplements the Original Form 8-K to include certain additional pro forma financial information of the Company required by Item 9.01(b) of Form 8-K in connection with the Company’s acquisition of ArcherDX, as set forth below. The Original Form 8-K otherwise remains the same, as amended and supplemented by the November 8-K/A, and the Items therein, including Item 9.01, and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The Company’s unaudited pro forma condensed combined financial information for the year ended December 31, 2020 is filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1*	Consent of Ernst & Young LLP, independent registered public accounting firm of ArcherDX, Inc.

99.1	Historical audited consolidated financial statements of ArcherDX, Inc. as of and for the years ended December 31, 2019 and 2018 (incorporated herein by reference to Exhibit 99.1 to the November Form 8-K/A).

99.2	Unaudited consolidated financial statements of ArcherDX, Inc. as of and for the three and nine months ended September 30, 2020 and 2019 (incorporated herein by reference to Exhibit 99.2 to the November Form 8-K/A).

99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2019 and as of and for the nine months ended September 30, 2020 (incorporated herein by reference to Exhibit 99.3 to the November Form 8-K/A).

99.4*	Unaudited pro forma condensed combined financial information for the year ended December 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2021

INVITAE CORPORATION

By:	/s/ Shelly D. Guyer

Name:	Shelly D. Guyer
Title:	Chief Financial Officer